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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 17, 1999


                      NEW CENTURY MORTGAGE SECURITIES, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF DECEMBER 1, 1999, PROVIDING FOR THE ISSUANCE OF
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 1999-NCD)


                      New Century Mortgage Securities, Inc.
             (Exact name of registrant as specified in its charter)
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           Delaware                    333-76805              33-0852169
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(State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

         18400 Von Karman
         Irvine, California                                    92612
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
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                                       -2-


Item 5.  Other Events

Description of the Certificates and the Mortgage Pool

         As of the date hereof, New Century Mortgage Securities, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated September 10, 1999, in connection with the Registrant's issuance of a series of certificates, entitled New Century Home Equity Loan Trust, Series 1999-NCD, Asset Backed Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of December 1, 1999, among the Registrant as depositor, New Century Mortgage Corporation as master servicer, Firstar Bank , N.A. as trustee and U.S. Bank National Association as trust administrator. The Certificates designated as the Series 1999-NCD Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

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                                       -3-




Item 7.  Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



   Exhibit No.                              Description
   -----------                              -----------


       99.1 Computational Materials (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of New Century Home Equity Loan
                   Trust, Series 1999-NCD, Asset Backed Pass-Through Certificates, Series 1999-NCD.


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                                       -4-


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 17, 1999


                                           NEW CENTURY MORTGAGE
                                           SECURITIES, INC.


                                             By:  /s/ Patrick J. Flanagan
                                                  ----------------------------
                                             Name:    Patrick J. Flanagan
                                                      PresidentTitle:

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                                                 Index to Exhibits



                                                                   Sequentially
  Exhibit No.                      Description                     Numbered Page
  -----------                      -----------                     -------------
      99.1       Computational Materials (as defined in Item 5)          P
                 that have been provided by Greenwich Capital
                 Markets, Inc. to certain prospective purchasers of New Century Home Equity Loan Trust, Series
                 1999-NCD, Asset Backed Pass-Through
                 Certificates.